SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                December 19, 2006
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)


                            FARNSWORTH BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


       New Jersey                      0-24621              22-3591051
----------------------------     ------------------       --------------
(State or other jurisdiction       (SEC File No.)         (IRS Employer
     of incorporation)                                    Identification
                                                              Number)

789 Farnsworth Avenue, Bordentown, NJ.                        08505
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (609)298-0723
                                                    -------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act


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                            FARNSWORTH BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT

                             SECTION 8-OTHER EVENTS

ITEM 8.01.  OTHER EVENTS.

     On December 19, 2006, the Registrant issued a joint press release to report that its stockholders had approved the Agreement and Plan of Merger dated June 23, 2006 with Sterling Banks, Inc. at its Special Meeting of Stockholders held on December 18, 2006. A copy of the press release is filed with this Form 8-K as
Exhibit 99 and incorporated herein by reference.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)Exhibits:

          Exhibit 99 - Press Release dated December 19, 2006
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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        FARNSWORTH BANCORP, INC.


Date: December 19, 2006                 By:/s/ Gary N. Pelehaty
                                           -------------------------------------
                                           Gary N. Pelehaty
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)



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